                                                                   Exhibit 99.2

                                  NHP INCORPORATED
                    PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                    (UNAUDITED)


     As of April 1, 1996, the registrant acquired all of the issued and outstanding shares of WMF Holdings, Ltd., the owner of the Washington Mortgage Financial Group, Ltd., from Commonwealth Overseas Trading Company Limited ("Commonwealth") for purchase consideration of approximately $21 million in the form of $16.8 million in cash and 210,000 shares of NHP Incorporated common stock. A portion of the purchase consideration was utilized to repay debt owed to a principal shareholder of Commonwealth.

     The following unaudited pro forma combined condensed financial statements have been prepared by the registrant from its historical consolidated financial statements and from the historical consolidated financial statements of WMF Holdings, Ltd., which are included in this Current Report on Form 8-K/A as
Exhibit 99.1. The unaudited pro forma combined condensed statements of operations reflect adjustments as if the transaction had occurred on January 1, 1995. The unaudited pro forma combined condensed balance sheet reflects adjustments as if the transaction had occurred on March 31, 1996. The pro forma adjustments described in the accompanying notes are based upon preliminary estimates and certain assumptions that the registrant believes are reasonable in the circumstances, pending receipt of final appraisals of certain assets and resolution of certain other items. The Company does not believe that any changes in estimates will be material to the pro forma financial statements.

     The unaudited pro forma combined condensed financial statements are not necessarily indicative of what the financial position or results of operations actually would have been if the transaction had occurred on the applicable dates indicated. Moreover, they are not intended to be indicative of future results of operations or financial position. The unaudited pro forma combined condensed financial statements should be read in conjunction with the historical consolidated financial statements of the registrant and the related notes thereto which are included in the registrant's Annual Report on Form 10-K for the year ended December 31, 1995 and Quarterly Report on Form 10-Q for the period ended March 31, 1996. The unaudited pro forma combined condensed financial statements should also be read in conjunction with the historical financial statements of WMF Holdings, Ltd., which are included in this Current Report on Form 8-K/A as Exhibit 99.1.

                                  NHP INCORPORATED
                   PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                                     (UNAUDITED)
                    (Dollars in thousands, except per share amounts)

                                       Three Months Ended March 31, 1996
                               ------------------------------------------------
                                    NHP         WMF       Pro forma   Pro forma
                               Incorporated   Holdings   Adjustments   Combined
                               ------------   --------   -----------  ---------

REVENUES
  Property management
   services                    $13,283        $   -      $    -       $13,283
  Mortgage banking
   services revenue                -            5,966         -         5,966
  Mortgage banking services
   interest income                 -              862         -           862
  On-site personnel, general
   and administrative
   reimbursement                30,532            -           -        30,532
  Administrative and
   reporting fees                  942            -           -           942
  Buyers Access fees               646            -           -           646
  Tax credit investment fees       131            -           -           131
  Insurance advisory services      271            -           -           271
                               -------        -------    --------     -------
    Total revenue               45,805          6,828         -        52,633

EXPENSES
  Salaries and benefits
    On-site employees           29,875            -           -        29,875
    Off-site employees           6,019          2,771         -         8,790
  Other general and
   administrative                3,101          1,368         -         4,469
  Costs charged to the Real
   Estate Companies                657            -           -           657
  Amortization of purchased
   management contracts            879            -           -           879
  Amortization of acquired
   servicing                       -              471         390  (a)    861
  Depreciation and amortization    194             81         206  (b)    468
                                                              (13) (b)
  Interest related to mortgage
   banking services                -              307         -           307
  Provision for possible loan
   servicing losses                -              285         -           285
                               -------        -------    --------     -------
    Total expenses              40,725          5,283         583      46,591
                               -------        -------    --------     -------
  Operating income               5,080          1,545        (583)      6,042
  Interest expense, net           (409)           -          (379) (c)   (788)
                               -------        -------    --------     -------
  Income from continuing
   operations before income
   taxes                         4,671          1,545        (962)      5,254
  Benefit (provision) for
   income taxes                 (1,868)          (840)        524 (d)  (2,184)
                               -------        -------    --------     -------
  Income from continuing
   operations                  $ 2,803        $   705    $   (438)    $ 3,070
                               =======        =======    ========     =======
  Income per common share
   from continuing operations  $   .22                                $   .24
                               =======                                =======
  Weighted average shares
   and equivalents outstanding
   (in thousands)               12,563                        210      12,773
                               =======                   ========     =======

  EBITDA (e)                   $ 6,301        $ 2,097    $    -       $ 8,398
                               =======        =======    ========     =======

See accompanying notes.

                                 NHP INCORPORATED
                  PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                                    (UNAUDITED)
                   (Dollars in thousands, except per share amounts)

                                       Three Months Ended March 31, 1996
                               ------------------------------------------------
                                    NHP         WMF       Pro forma   Pro forma
                               Incorporated   Holdings   Adjustments   Combined
                               ------------   --------   -----------  ---------

REVENUES
  Property management services $ 48,336        $   -     $    -       $ 48,336
  Mortgage banking services
   revenue                          -           18,708        -         18,708
  Mortgage banking services
   interest income                  -            3,291        -          3,291
  On-site personnel, general
   and administrative
   reimbursement                117,249           -           -        117,249
  Administrative and
   reporting fees                 4,148           -           -          4,148
  Buyers Access fees              2,631           -           -          2,631
  Tax credit investment fees      1,234           -           -          1,234
  Insurance advisory services     1,076           -           -          1,076
                               --------        -------    -------     --------
    Total revenue               174,674         21,999        -        196,673

EXPENSES
  Salaries and benefits
    On-site employees           113,100            -          -        113,100
    Off-site employees           22,371          9,208        -         31,579
  Other general and
   administrative                11,899          5,153        -         17,052
  Costs charged to the Real
   Estate Companies               4,149            -          -          4,149
  Amortization of purchased
   management contracts           3,076            -          -          3,076
  Amortization of acquired
   servicing                        -            2,096      1,560 (a)    3,656
  Depreciation and amortization     727            273        823 (b)    1,770
                                                              (53)(b)
  Interest related to mortgage
   banking services                 -            2,144        -          2,144
  Provision for possible loan
   servicing losses                 -              856        -            856
  Other non-recurring expenses       45            692        -            737
                               --------        -------    -------     --------
    Total expenses              155,367         20,422      2,330      178,119
                               --------        -------    -------     --------
  Operating income               19,307          1,577     (2,330)      18,554
  Interest expense, net          (5,496)           -       (1,517)(c)   (7,013)
                               --------        -------    -------     --------
  Income from continuing
   operations before
   income taxes                  13,811          1,577     (3,847)      11,541
  Benefit (provision) for
   income taxes                  17,802           (800)     1,379(d)    18,381
                               --------        -------    -------     --------
  Income from continuing
   operations                  $ 31,613        $   777    $(2,468)    $ 29,922
                               ========        =======    =======     ========
  Income per common share
   from continuing
   operations                  $   3.27                               $   3.03
                               ========                               ========
  Weighted average shares
   and equivalents
   outstanding (in thousands)     9,645                       210        9,855
                               ========        =======    =======     ========

  EBITDA (e)                   $ 23,110        $ 3,946    $   -       $ 27,056
                               ========        =======    =======     ========

See accompanying notes.

                                   NHP INCORPORATED
                       PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                     (UNAUDITED)
                    (Dollars in thousands, except per share amounts)

                                       Three Months Ended March 31, 1996
                               ------------------------------------------------
                                    NHP         WMF       Pro forma   Pro forma
                               Incorporated   Holdings   Adjustments   Combined
                               ------------   --------   -----------  ---------

        ASSETS
Cash and cash equivalents      $ 18,428       $  6,358   $(16,800)(k) $  7,986
Receivables, substantially
 all from related parties        14,450            -          -         14,450
On-site cost reimbursements
 receivable, substantially
 all from related parties         4,104            -          -          4,104
Mortgage loans held for sale,
 pledged                            -           14,437        -         14,437
Principal, interest and other
 servicing advances                 -            3,720        -          3,720
Other current assets                273            990        -          1,263
Current portion of net deferred
 tax asset                        6,038            -          -          6,038
                               --------       --------   --------     --------
  Total current assets           43,293         25,505    (16,800)      51,998

Purchased management contracts   37,701            -          -         37,701
Acquired servicing rights           -            8,477     10,923 (f)   19,400
Property and equipment            1,990            887       (266)(f)    2,611
Capitalized software              1,989            -          -          1,989
Mortgage-backed securities          -            3,889         62 (f)    3,951
Due from affiliates                 -              600       (600)(f)      -
Deferred costs and other          3,864            899        -          4,763
Goodwill                            -              439       (439)(g)    5,844
                                                            1,972 (h)
                                                            3,872 (i)
Net deferred tax asset           12,725            -       (3,872)(i)    8,853
                               --------       --------   --------     --------
                               $101,562       $ 40,696   $ (5,148)    $137,110
                               ========       ========   ========     ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current portion of long-term
 debt                          $    654       $  1,317   $    -       $  1,971
Warehouse lines of credit           -           13,981        -         13,981
Accounts payable                  3,874            169        500 (j)    4,543
Accrued expenses                  7,401          5,239        -         12,640
Accrued On-site salaries
 and benefits                     4,104            -          -          4,104
Deferred revenues                 2,759            -          -          2,759
Other current liabilities           -            1,877        -          1,877
                               --------       --------   --------     --------

  Total current liabilities      18,792         22,583        500       41,875

Notes payable to banks           37,000            -          -         37,000
Servicing acquisition line
 of credit                          -            5,130        -          5,130
Notes payable - other               880          5,000     (5,000)(l)      880
Other long-term liabilities       2,933          3,555        -          6,488
                               --------       --------   --------     --------
  Total liabilities              59,605         36,268     (4,500)      91,373

Shareholders' Equity:
  Common stock                      123            -            2 (n)      125
  Additional paid-in capital    126,293          2,682     (2,682)(m)  130,071
                                                            3,778 (n)
Accumulated earnings (deficit)  (84,459)         1,746     (1,746)(m)  (84,459)
                               --------       --------   --------     --------

  Total shareholders' equity     41,957          4,428       (648)      45,737
                               --------       --------   --------     --------

                               $101,562       $ 40,696   $ (5,148)    $137,110
                               ========       ========   ========     ========

See accompanying notes.

                                   NHP INCORPORATED
                   NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED
                                 FINANCIAL STATEMENTS


The following adjustments give pro forma effect to the transaction, certain reclassifications were made to conform to the Company's presentation:

(a)  Record amortization on increased value of servicing rights.

(b) Record net increase in goodwill amortization and decrease in depreciation expense.

(c)  Record interest expense of additional debt incurred for the acquisition.

(d) Record benefit of additional expenses and adjust tax provision to the Company's effective tax rate of 40%.

(e) EBITDA consists of income from continuing operations before non-operating interest, income taxes, depreciation and amortization. EBITDA is included because it is widely used in the industry as a measure of a company's operational performance but should not be construed as an alternative either (i) to income from continuing operations (determined in accordance with generally accepted accounting principles) as a measure of profitability or (ii) to cash flows from operating activities (determined in accordance with generally accepted accounting principles). EBITDA does not take into account the Company's debt service requirements and other commitments and, accordingly, is not necessarily indicative of amounts that may be available for discretionary uses.

(f) Adjust receivables, servicing rights, fixed assets and mortgage-backed securities based on estimated fair value, pending receipt of final appraisal of certain assets and resolution of certain other items.

(g)  Eliminate goodwill from previous acquisition.

(h) Record goodwill for the amount of excess purchase price over net asset acquired.

(i) Record goodwill and deferred tax liability for the tax effect of the difference between the book and tax basis of the net assets acquired.

(j)  Accrue additional estimated transaction costs.

(k)  Record payment of cash portion of acquisition price.

(l) Record repayment of notes to a principal shareholder of Commonwealth Overseas Trading Company Limited.

(m)  Eliminate WMF Holdings, Ltd. equity accounts.

(n) Record issuance of 210,000 shares of NHP Incorporated stock as a portion of the purchase price. For the purpose of recording the transaction, the Company's shares were valued at $18 per share, in accordance with methods prescribed by generally accepted accounting principles.